Aytu BIOPHARMA

Nasdaq: AYTU

JUNE 2025

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"). All statements other than statements of historical facts contained in this presentation, are forward-looking statements. Forward-looking statements are generally written in the future tense and/or are preceded by words such as "may," "will," "should," "forecast," "could," "expect," "suggest," "believe," "estimate," "continue," "anticipate," "intend," "plan," or similar words, or the negatives of such terms or other variations on such terms or comparable terminology. All statements other than statements of historical facts contained in this presentation, are forward-looking statements. These statements are predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others, risks associated with: the Company's overall financial, commercial and operational performance, potential adverse changes to the Company's financial position or our business, the results of operations, strategy and plans, changes in capital markets and the ability of the Company to finance operations in the manner expected, risks relating to gaining market acceptance of our products, our partners performing their required activities, our anticipated future cash position, regulatory and compliance challenges and future events under current and potential future collaborations. We also refer you to (i) the risks described in "Risk Factors" in Part I, Item 1A of our most recent Annual Report on Form 10 K and in the other reports and documents we file with the United States Securities and Exchange Commission.

Use of Non-GAAP Information

Aytu uses the terms adjusted EBITDA and adjusted operating expense, which are terms not defined under United States generally accepted accounting principles ("U.S. GAAP"). The Company uses these terms because they are a widely accepted financial indicator utilized to analyze and compare companies on the basis of operating performance. The Company believes that presenting adjusted EBITDA and adjusted operating expense by certain categories allows investors to evaluate the various performance of these categories. The Company's method of computation of adjusted EBITDA and adjusted operating expense may or may not be comparable to other similarly titled measures used by other companies. We believe that net income (loss) is the performance measure calculated and presented in accordance with U.S. GAAP that is most directly comparable to adjusted EBITDA. We believe that operating expenses is the performance measure calculated and presented in accordance with U.S. GAAP that is most directly comparable to adjusted operating expense. See the Appendix for a reconciliation of net income (loss) to adjusted EBITDA and operating expense to adjusted operating expense.

Medicines Made for Life.

The mission of Aytu BioPharma is to improve the lives of patients everywhere, with a distinct focus on complex CNS conditions. Our novel therapeutics enhance the lives of patients living with major depressive disorder (MDD) and attention deficit/hyperactivity disorder (ADHD).

We ensure access to our medicines by thinking differently and acting boldly.









Successful Multi-Year Strategic Realignment to Focus Company on Profitable Prescription Pharmaceutical Business Completed

$36 million adjusted EBITDA improvement over three-year period

ADJUSTED EBITDA*

June 30 Fiscal Year-End



$ Million
$15
$10
$5
$0
($5)
($10)
($15)
($20)
($25)
($30)
($25.5)
($5.5)
$9.7
$10.8
$9.2
2021
2022
2023
2024
TTM Mar. 2025

KEY TRANSFORMATIVE EVENTS

- October 2022 - Indefinite Suspension of Clinical Development Programs
- June 2024 – Paydown and Refinancing of Term Loan on Improved Terms
- June 2024 – Completed Outsource to U.S.-Based Third-Party Contract Manufacturer
- July 2024 – Completed Wind Down & Divestiture of Consumer Health Business
- November 2024 – Organizational Changes and Operating Optimization Plan
- June 2025 – Exclusive Agreement to Commercialize EXXUA™ in the United States

New Development

*Reflects Go-Forward Rx business only and thus excludes all Consumer Health and Pipeline R&D expenses
See reconciliation of non-GAAP financial information in the Appendix

Aytu

Diversification & Growth Through Strategic Business Development

Leverage experience of a portfolio built through efficient M&A to add accretive, novel, branded prescription products to commercial portfolio

HISTORY OF SUCCESSFUL PRODUCT ACQUISITIONS	IN-LICENSE/ACQUISITION OF ESTABLISHED RX BRANDS	EXCLUSIVE AGREEMENT TO COMMERCIALIZE EXXUA
Adzenys XR-ODT (amphetamine); Cotempla XR-ODT (methylphenidate); Karbinal ER (carbinoxamine maleate) extended-release oral suspension 4mg/5mL; Poly-Vi-Flor; Tri-Vi-Flor	✓ Launched in-licensed, mature ADHD brand in 2025 METADATE CD CII (methylphenidate HCl, USP)	✓ Leverages commercial team aligned primarily to psychiatry ✓ Indicated to treat Major Depressive Disorder, a condition affecting >20M in the US ✓ Launch-ready, branded therapeutic; planning for FY26 commercial launch

New Development

Novel, Patent-Protected Prescription Portfolio

Differentiated Rx brands primarily focused on CNS conditions

IP-PROTECTED MDD BRAND

EXXUA (gepirone) extended-release tablets

- FDA Approval received September 2023; Commercial launch expected in Calendar Q4 2025
- EXXUA specifically targets pathophysiology of MDD through a unique, well-characterized MOA
- Highly effective in 7 studies involving over 5,000 patients while avoiding sexual dysfunction and weight gain
- 3rd Party market research strongly supports an important role for EXXUA in the treatment of MDD

IP-PROTECTED ADHD BRANDS

Adzenys XR-ODT (amphetamine) Extended-Release Orally Disintegrating Tablets

- First & only extended-release ODT amphetamine
- Only branded amphetamine that is FDA-approved as bioequivalent to Adderall XR

Cotempla XR-ODT (methylphenidate) Extended-Release Orally Disintegrating Tablets

- First & only extended-release ODT methylphenidate
- Strong clinical data in patients 6-17 years old, demonstrated 61% symptom improvement @ 1 hour

IP-PROTECTED PEDIATRIC BRANDS

Karbinal ER (carbinoxamine maleate) extended-release oral suspension | 4mg/5mL

- Only FDA-approved, extended-release carbinoxamine liquid
- Broad indications for use, including as an adjunctive treatment for anaphylaxis

Poly-Vi-Flor (chewable tablet/drops) Tri-Vi-Flor

- First and only multi-vitamin + fluoride supplement containing novel L-methylfolate Arcofolin®

Rx Revenue

ADHD Portfolio (Adzenys XR-ODT® and Cotempla XR-ODT®) revenue increased 23% in fiscal 2024 to $57.8 million versus $46.9 million in fiscal 2023.

The Company expects revenue growth across the Rx business.



RX REVENUE BY PORTFOLIO
$ Million
$70
$60
$50
$40
$30
$20
$10
$0
$10.9
$12.4
$9.4
$42.9
$16.1
$2.2
$46.9
$25.4
$1.6
$57.8
$7.3
$0.1
$58.2
$7.6
$0.0
2021
2022
2023
2024
TTM Mar. 2025
ADHD
Pediatric

EXXUA for MDD poised to launch in fourth quarter of calendar 2025 and be significant contributor to revenues

Aytu RxConnect Patient Access Program

***Aytu RxConnect* is a proprietary, best-in-class patient access program, supported by an efficient commercial infrastructure, that enables affordable, predictable, hassle-free patient access to Aytu Rx products.**

- **Developed in-house to drive patient adherence** and **increased script pull-through** of Aytu's Rx brands
- **~1,000 pharmacies nationwide** with 100% sales territory coverage; fully supported by in-house pharmacy support team
- Offers prescribers and patients **affordability, predictability and access** to Aytu brands for all commercially insured patients
- Reduces pharmacy call backs relating to payor access barriers (stock outs, prior authorizations, step edits, etc.)
- **Increases Rx 'stickiness'** through greater patient adherence (i.e., higher refill rate)



Aytu
Focused Specialty Sales Force
Rx Connect Platform
Non-personal Promotion
Best-in-class Analytics
Specialty Distributors & Partners

Aytu RxConnect Creates Rx "Stickiness"

The *Aytu RxConnect* platform delivers value for patients, prescribers, and Aytu

>85% of Aytu's core brands are dispensed through *Aytu RxConnect* partner pharmacies

How *Aytu RxConnect* Delivers Value for Patients & Aytu:

- 32% Reduction in Patients' Out-of-Pocket Costs
- 100%+ Increase in Rx Refills

% Core Products TRx through Aytu RxConnect Pharmacies



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Q2_FY 2022: 64% / 6%
Q3_FY 2022: 78% / 7%
Q4_FY 2022: 82% / 7%
Q1_FY 2023: 84% / 6%
Q2_FY 2023: 84% / 7%
Q3_FY 2023: 80% / 10%
Q4_FY 2023: 78% / 12%
Q1_FY 2024: 75% / 14%
Q2_FY 2024: 73% / 15%
Q3_FY 2024: 72% / 15%
Q4_FY 2024: 73% / 14%
Q1_FY 2025: 73% / 14%
Q2_FY 2025: 71% / 16%
Q3_FY 2025: 69% / 17%
Independent
Grocery

Aytu

Broad Commercial Infrastructure

Efficient, leverageable commercial infrastructure for Rx Portfolio through 40 internal commercial representatives allows for easily scalable product expansion opportunities

- **Lean, direct sales force covers approximately 60% of MDD writers in our current geography and 56% of $23B ADHD market**
- **Sales force augmented by ~1,000 *Aytu RxConnect* pharmacy partners**
- **Further support enabled through channel network partners, in-house staff, analytics platform, and selective direct-to-patient initiatives**



New Development:

The EXXUA Opportunity

EXXUA (gepirone) Extended-Release Tablets

A first-in-class treatment for Major Depressive Disorder (MDD) employing a novel mechanism of action to address MDD symptoms - *without the side effects commonly attributed to current antidepressants*

Major Competitive Advantage	Novel Mode Of Action	Large & Growing Market	Patent Protection	Additional Indications	Better Pricing Profile
Demonstrated efficacy in treating MDD in two well-controlled clinical trials (and five additional supportive studies) while avoiding sexual dysfunction seen with SSRIs and SNRIs, and no statistically significant weight changes	EXXUA *specifically and directly* targets pathophysiology of MDD through a novel MOA well-characterized to improve MDD and anxiety – as a 5HT1A partial agonist	Large and growing US MDD market of over $22B, with continued market growth expected	Orange Book patent (with full PTE extension expected) through late 2030 in addition to Hatch-Waxman NCE exclusivity through 9/28	Additional indications and active metabolite offer life cycle management opportunities to potentially extend franchise and further improve clinical profile	Pricing expected to be in line with newer, branded psychiatric treatments

Aytu

1. "FDA Approval received September 22, 2023" – United States Food and Drug Administration. Orange Book (online). Accessed 04/23/25: https://www.accessdata.fda.gov/scripts/cder/ob/results_product.cfm?Appl_Type=N&Appl_No=021164#:

exxua

Significant Unmet Needs Exist in MDD

EXXUA provides an important new treatment option for MDD patients seeking an effective therapy without inducing side effects like TESD & weight gain

- **Major Depressive Disorder affects more than 20 million people** in the United States creating a $22B+ Rx therapeutics market
- **Greater than 40% of MDD patients** switch from initial therapy indicating a high level of treatment ineffectiveness and side effects
- **Up to 70% of MDD patients** complain of treatment emergent sexual dysfunction; greater than 65% complain of weight gain
- **50–75% of patients with MDD** meet the DSM-5 criteria for anxious depression

EXXUA: A Clear Position in the MDD Market

EXXUA has a unique profile due to its MOA which helps explain the lack of impact on sexual function or weight – key issues for many MDD patients

Brand	Novel Mechanism of Action	No Impact of Sexual Function	Weight Neutral	Once Daily Dosing
EXXUA	✓	✓	✓	✓
SSRIs	✗	✗	✗	✓
SNRIs	✗	✗	✗	✓
Wellbutrin/Bupropion	✗	✗	✓	✓
Trintellix	✗	✗	✓	✓
Auvelity	✓	✗	✓	✗

EXXUA Potential Sources of Patients*

>1 Million TRxs / Year with Minimal Market Penetration

2ND LINE THERAPY	2ND OR 3RD LINE THERAPY	3RD OR 4TH LINE THERAPY		4TH LINE THERAPY +
Commonly Prescribed SSRIs	Buproprion	Trintellix or Auvelity		All Others
297M Rxs	44.2M Rxs	2.2M Rxs	481K Rxs	62.2M Rxs
.0075% MS	.125% MS	3% MS	3% MS	.025% MS
22,275 NRxs	55,250 NRxs	66,000 NRxs	14,430 NRxs	15,550 NRxs
6 Refills/Year	6 Refills/Year	6 Refills/Year	6 Refills/Year	6 Refills/Year
134,000 TRxs/Year	**332,000 TRxs/Year**	**396,000 TRxs/Year**	**87,000 TRxs/Year**	**93,000 TRxs/Year**

*Select FDA-approved MDD treatments, not all inclusive of all FDA-approved antidepressants
1. IQVIA NPA Data Jan 24 thru Dec 24, accessed Feb 2025

Significant Revenue Potential for EXXUA

Recent branded psychiatric product launches support significant revenue potential for an MDD therapeutic with a unique MOA

Auvelity®
(dextromethorphan HBr and bupropion HCl) extended-release tablets 45mg/105mg



TRx WAC $s
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
2020
2021
2022
2023
2024

CAPLYTA
(lumateperone) capsules



TRx WAC $s
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
2020
2021
2022
2023
2024

Spravato®
(esketamine) CIII



TRx WAC $s
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
2020
2021
2022
2023
2024

Trintellix
vortioxetine



TRx WAC $s
$1,600,000,000
$1,400,000,000
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
2020
2021
2022
2023
2024

exxua

EXXUA Market Research

Lumanity

Lumanity conducted robust market research and develop corresponding forecast scenarios supporting the significant market potential for EXXUA

"I would definitely try it in folks where everything else has failed because the mechanism is very different."

"Not all patients who have stabilized on an SSRI or SNRI will respond to bupropion, given its mechanism of action is so different and affecting the dopamine pathway, not the serotonin pathway. And so, I do think novel medications that affect the serotonin pathway are certainly of interest."

"The side effect data is really encouraging and exciting, and I think probably in patients who are particularly concerned for weight gain or sexual dysfunction and are not good candidates for Wellbutrin, since that would maybe be the alternative that we think about."

"[EXXUA] would be an excellent 1L agent for people with depression, especially for folks with mild depression, but severe depression as well, especially for folks with mild depression who don't view their depression as serious enough to take an SSRI because of weight gain and other issues. Its efficacy looks reasonably good."

1. HCP Verbatims – Lumanity; EXXUA US Market Assessment, Final Deliverable, February 22, 2024; page 21

Sales Force Well Aligned to Psychiatry

Given Aytu BioPharma's current focus on ADHD/psychiatry, we are already well aligned with EXXUA potential through Aytu's sales force and call points.

Recent MDD Brands* TRx


PSYCHIATRY
FAMILY PRACTICE
OSTEOPATHIC MEDICINE
INTERNAL MEDICINE
OTHER SPECIALTIES

- **6.4k Psychiatrists targeted** by Aytu sales force since beginning of 2024
- **61% of ADHD TRxs from Psychiatrists** within Aytu's commercial footprint
- **For Aytu ADHD brands,** 32% of Prescribers are Psychiatrists, accounting for 50% of Rx's

The company anticipates more fully aligning to psychiatry and psychiatric extenders as the EXXUA launch approaches.

***MDD Brands shown are combined Trintellix, Auvelity and Fetzima**

1. IQVIA NPA Data Feb 24 thru Jan 25, accessed Feb 2025

EXXUA Promotional Mix & Commercial Priorities



Patient Onboarding & Adherence Support Hub
Web-based Consumer Awareness
Strategic Payer Contracting
Analytics-Driven Performance Management
Retail & RxConnect Distribution
Non-personal HCP Promotion
Medical Affairs, KOL Development
Psychiatry-Focused Sales Force
exxua
(gepirone)
extended-release tablets

COMMERCIAL LAUNCH FOCUS

- **Efficient, multi-faceted launch** with emphasis on sales force promotion and metrics-based performance management
- **Personal selling augmented by** cost-effective Medical Affairs-led publication and KOL support
- **Broadened retail distribution** to achieve broad-based availability
- **Strategic payor assessments** to enable 2L+ positioning
- **Leverage Aytu RxConnect** access tools for patient adoption & adherence
- **Efficient non-personal, web-based promotion** to increase HCP awareness, adoption
- **Targeted online** consumer promotion and pull-through

Aytu BIOPHARMA

ADHD & Pediatrics

Strong TRx Growth Across ADHD Portfolio

From FY21 to FY24, total prescriptions written monthly for ADHD product portfolio steadily grew

Pediatric net revenue rebounded, with 77% growth from Q325 compared to Q324

ADHD Portfolio (TRxs)


500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
212,633
139,798
352,431
235,458
141,538
376,996
292,307
140,734
433,041
305,260
133,207
438,467
FY 2021
FY 2022
FY 2023
FY 2024
Adzenys XR-ODT
Cotempla XR-ODT
Total ADHD

Pediatric Portfolio (TRxs)


160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
25,591
49,592
75,183
36,441
54,182
90,623
42,930
91,380
134,310
23,347
41,601
64,948
FY 2021
FY 2022
FY 2023
FY 2024
Karbinal ER
PTMVF
Total Pediatric

Combined (TRxs)


600,000
500,000
400,000
300,000
200,000
100,000
0
427,614
467,619
567,351
503,415
FY 2021
FY 2022
FY 2023
FY 2024
Total Scripts

Source: IQVIA NPA

Global Footprint Expansion Through Out-Licensing of ADHD Brands

Ex-U.S. royalty revenue coming from ADHD brands in Canada & Israel with additional territories under discussion

~$1B in annual ADHD revenue across target territories

MEDOMIE PHARMA IN ISRAEL

medomie

- In July 2023, we entered into an exclusive collaboration, distribution and supply agreement with Medomie to commercialize Adzenys and Cotempla in Israel.
- Medomie will be responsible for seeking local regulatory approvals and marketing authorizations for each product

LUPIN IN CANADA

LUPIN PHARMA CANADA

- In September 2024, we entered into an exclusive collaboration, distribution and supply agreement with Lupin Pharma Canada Ltd. to commercialize Adzenys and Cotempla in Canada.
- Lupin will seek regulatory approvals and marketing authorizations for both Adzenys XR-ODT and Cotempla XR-ODT in the >$1B (CAD) ADHD market.

Financials

Revenue & Adjusted EBITDA

Suspension of clinical development programs began in October 2022

Wind down and divestiture of the Consumer Health business in July 2024



REVENUE*
June 30 Fiscal Year-End
$ Million
$80
$70
$60
$50
$40
$30
$20
$10
$0
$32.7
$61.1
$73.8
$65.2
$65.8
2021
2022
2023
2024
TTM Mar. 2025



ADJUSTED EBITDA*
June 30 Fiscal Year-End
$ Million
$15
$10
$5
$0
($5)
($10)
($15)
($20)
($25)
($30)
($25.5)
($5.5)
$9.7
$10.8
$9.2
2021
2022
2023
2024
TTM Mar. 2025

*Reflects Go-Forward Rx business only and thus excludes all Consumer Health and Pipeline R&D expenses
See reconciliation of non-GAAP financial information in the Appendix

Aytu

Favorable Gross Margin & OpEx Trends

Production outsourcing & volume increases have driven Rx business gross margin improvement

Efficiencies expected due to additional operational consolidation



GROSS MARGIN*
June 30 Fiscal Year-End
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29%
56%
71%
75%
71%
2021
2022
2023
2024
TTM Mar. 2025



ADJUSTED OPEX AS A % OF NET REVENUE*
June 30 Fiscal Year-End
120%
100%
80%
60%
40%
20%
0%
98%
78%
69%
67%
61%
2021
2022
2023
2024
TTM Mar. 2025

*Reflects Go-Forward Rx business only and thus excludes all Consumer Health and Pipeline R&D expenses
See reconciliation of non-GAAP financial information in the Appendix

Balance Sheet Highlights

Successfully refinanced previous term loan and extended revolving credit facility on more favorable terms to the Company in June 2024.

(in thousands except shares outstanding)	3/31/2025
Cash and cash equivalents	$18,173
Total current assets	$72,512
Intangible assets, net	$48,711
Total assets	$124,201
Total current liabilities	$70,706
Borrowings include $11,392 Term Note and $10,028 o/s on Revolving Credit	$21,420
Total liabilities	$89,303
Total stockholders' equity	$34,898

JUNE 2025

CLOSED $16.6 MILLION UPSIZED AT THE MARKET PUBLIC OFFERING OF COMMON STOCK WITH FULL EXERCISE OF OVERALLOTMENT

Aytu BioPharma is a Well-Positioned Specialty Pharmaceutical Company

Leveraging the unique capabilities of the now streamlined organization to grow commercialized novel prescription therapeutics and drive cash flow and profitability.

NOVEL PATENT-PROTECTED PRESCRIPTION PRODUCTS

First-in-class treatment for Major Depressive Disorder

- Selective serotonin 5HT1a receptor agonist approved by the FDA for the treatment of MDD in adults.

Effective, Extended-Release ADHD Treatments

- Extended-release orally disintegrating tablets for the treatment of attention deficit hyperactivity disorder (ADHD)

Complementary Legacy Product Lines

- Extended-release antihistamine & multi-vitamin + fluoride supplement line containing novel L-methylfolate suitable for pediatric population

PRODUCT LICENSING OPPORTUNITIES

Global Footprint Expansion Through Out-Licensing

- International expansion via out-licensing with current agreements in place for Canada and Israel with more expected in the future

LEVERAGABLE COMMERCIAL INFRASTRUCTURE

Aytu RxConnect® Patient Access Program

- Patient support program operates through a network of approximately 1,000 pharmacies to offer affordable, predictable co-pays

Commercial Sales Infrastructure

- Efficient, leverageable commercial infrastructure for Rx business through 40 internal sales reps

IMPROVED OPERATIONAL EFFICIENCIES

Operating Expense Reductions

- Company has cut nearly $40 million in annualized costs from operating expenses over the past two years

Manufacturing Outsourcing

- Completed outsource of ADHD manufacturing to CMO; helps drive improvement in gross margins

Experienced Management Team



Josh Disbrow
Chief Executive Officer

Ampio
arbor
LivaNova
LipoScience
GSK



Ryan Selhorn
Chief Financial Officer

INNOVUS
Signature Analytics
MediciNova
darébio
Grant Thornton



Greg Pyszczymuka
Chief Commercial Officer

NEOS Therapeutics
AQUA
IROKO
ZOGENIX
endo



Margaret Cabano
Vice President of Operations

NEOS Therapeutics
Respiratory
CardinalHealth



Suzane Kennedy
Vice President of Regulatory Affairs and Quality Assurance

ARMIS
UPSHER-SMITH
ConMed
Cochlear



Jarrett Disbrow
Chief Business Officer

VYRIX
arbor
ACCENTIA
GSK

Aytu BIOPHARMA

Appendix

Adjusted EBITDA Reconciliation

$ in thousands

	FY21	FY22	FY23	FY24	TTM March 31, 2025
Net (loss) income - GAAP	$ (58,289)	$ (108,779)	$ (17,051)	$ (15,844)	$ 1,639
Interest expense	2,618	3,311	5,149	5,059	4,226
Income tax expense (benefit)	259	(110)	263	2,142	695
Depreciation and amortization	5,887	7,821	6,271	5,910	5,311
Stock-based compensation expense	3,138	4,674	5,698	2,374	706
Impairment expense	12,825	64,649	2,730	—	—
Other income, net	(816)	(2,584)	(425)	(870)	(838)
Derivative warrant liabilities (gain) loss	—	(1,605)	(4,793)	4,004	(9,620)
Gain from contingent consideration	(4,459)	(1,760)	(578)	—	—
One-time transactions	—	—	300	1,001	150
Non-recurring legal fees	—	—	—	—	402
Restructuring costs	—	—	—	2,156	4,013
Loss (gain) on extinguishment of debt	1,569	(169)	—	594	594
Pipeline research and development costs	4,011	11,599	2,596	983	1,071
Net loss (income) from discontinued operations, net of tax	7,760	17,465	9,499	3,324	827
Adjusted EBITDA - non-GAAP	$ (25,497)	$ (5,488)	$ 9,659	$ 10,833	$ 9,176

	TTM	Three Months Ended			
	March 31, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net income (loss) - GAAP	$ 1,639	$ 3,994	$ 788	$ 1,474	$ (4,617)
Interest expense	4,226	900	1,079	994	1,253
Income tax expense (benefit)	695	(122)	(283)	405	695
Depreciation and amortization	5,311	1,287	1,292	1,334	1,398
Stock-based compensation expense	706	139	151	173	243
Other income, net	(838)	(36)	(140)	(542)	(120)
Derivative warrant liabilities gain	(9,620)	(2,261)	(3,016)	(2,880)	(1,463)
One-time transactions	150	—	—	—	150
Non-recurring legal fees	402	—	—	402	—
Restructuring costs	4,013	—	1,317	784	1,912
Loss on extinguishment of debt	594	—	—	—	594
Pipeline research and development costs	1,071	96	208	168	599
Net loss (income) from discontinued operations, net of tax	827	(54)	(123)	(381)	1,385
Adjusted EBITDA - non-GAAP	$ 9,176	$ 3,943	$ 1,273	$ 1,931	$ 2,029

EXXUA Summary of Deal Terms

Fixed Payments:

- $3M paid at execution
- Additional $3M paid within forty-five (45) days of 1st anniversary of Commercial Launch (as defined)
  - Second upfront payment increases to $5M if Net Sales (as defined) for the first 12 months $\geq$ $35M

Royalties (% of Net Sales):

- 28% 'base' royalty
- 3% cap on cost of goods sold
- *Increased* royalty rate if annual Net Sales are greater than $300M
- Upon royalty trigger or LOE, royalty rates are reduced

Milestone payments beginning at $100 million in annual Net Sales

- $5 million milestone payment paid at $100 million

exxua (gepirone) extended-release tablets

Adjusted OpEx as a % of Net Revenue Reconciliation

$ in thousands

	FY21	FY22	FY23	FY24	March 31, 2025
Rx business net revenue	$ 32,678	$ 61,121	$ 73,799	$ 65,183	$ 65,840
Rx business cost of sales	23,205	26,918	21,570	16,129	19,211
Rx business gross profit	$ 9,473	$ 34,203	$ 52,229	$ 49,054	$ 46,629
Rx business gross profit percentage	29%	56%	71%	75%	71%
Rx business operating expenses - GAAP	**$ 56,371**	**$ 126,675**	**$ 59,587**	**$ 50,645**	**$ 49,106**
Impairment expense	(12,825)	(64,649)	(2,730)	—	—
Restructuring costs	(4,885)	—	—	(2,156)	(4,013)
Gain from contingent consideration	4,459	1,760	578	—	—
Amortization of intangible assets	(4,241)	(4,303)	(3,691)	(3,683)	(3,683)
Acquisition related costs	(2,919)	—	—	—	—
Pipeline R&D	(4,011)	(11,599)	(2,596)	(983)	(1,071)
Pipeline R&D stock-based compensation expense	—	(515)	(22)	—	—
Adjusted operating expense - non-GAAP	**$ 31,949**	**$ 47,369**	**$ 51,126**	**$ 43,823**	**$ 40,339**
Adjusted operating expense as a % of net revenue - non-GAAP	**98%**	**78%**	**69%**	**67%**	**61%**

	TTM	Three Months Ended			
	March 31, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Rx business net revenue	$ 65,840	$ 18,452	$ 16,221	$ 16,574	$ 14,593
Rx business cost of sales	19,211	5,646	5,435	4,589	3,541
Rx business gross profit	$ 46,629	$ 12,806	$ 10,786	$ 11,985	
Rx business gross profit percentage	71%	69%	66%	72%	76%
Rx business operating expenses - GAAP	**$ 49,106**	**$ 10,385**	**$ 12,481**	**$ 12,915**	**$ 13,325**
Restructuring costs	(4,013)	—	(1,317)	(784)	(1,912)
Amortization of intangible assets	(3,683)	(920)	(921)	(921)	(921)
Pipeline R&D	(1,071)	(96)	(208)	(168)	(599)
Adjusted operating expense - non-GAAP	**$ 40,339**	**$ 9,369**	**$ 10,035**	**$ 11,042**	**$ 9,893**
Adjusted operating expense as a % of net revenue - non-GAAP	**61%**	**51%**	**62%**	**67%**	**68%**

Capitalization Table

				6/9/2025
Shares Outstanding:				**8,976,914**
Options outstanding:	Avg. Strike Price			
	$	4.53		**219,244**
Warrants outstanding:	Strike Price		Expiration Date	
June 2025 Common Warrants - Prefunded	$	0.0001	N/A	8,233,332
June 2023 Common Warrants - Prefunded	$	0.0001	N/A	2,060,651
June 2023 Common Warrants - Tranche A	$	1.590	6/13/2028	2,173,912
August 2022 Common Warrants	$	2.32	8/11/2027	1,191,811
Avenue Refinancing Warrants	$	8.60	1/31/2027	122,092
March 7, 2022 Armistice Common Warrants	$	26.00	9/7/2027	333,300
Placement Agent Warrants (December 15, 2020)	$	150.00	12/15/2025	15,571
				14,130,669
Fully Diluted Outstanding				**23,326,827**